UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2008

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481093
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

1450 Broadway, New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 5, 2008, the Registrant issued a press release announcing its financial results for the fiscal quarter and six months ended June 30, 2008. As noted in the press release, the Registrant has provided certain non-U.S. generally accepted accounting principles (“GAAP”) financial measures, the reasons it provides such measures and a reconciliation of the non-U.S. GAAP measures to U.S. GAAP measures. Readers should consider non-GAAP measures in addition to, not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 31, 2008 the Board of Directors of the Registrant, upon the recommendation and approval of the Compensation Committee of the Board, approved amendments to the Registrant’s 2006 Equity Incentive Plan (“Plan”) providing for the following:

1) to the extent applicable, future awards of restricted stock and other awards not requiring exercise granted under the Plan will be subject to the following vesting requirements:

Time-Based Vesting: With respect to awards of restricted stock and other awards not requiring exercise which restrictions on vesting are based solely on the passage of time; such awards may not fully vest in less than three years following the date of grant of the award; or

Performance-Based Vesting: With respect to restricted stock and other awards not requiring exercise which contain restrictions on vesting based on the satisfaction of performance criteria; the performance period for such awards will be not less than one year;

except that, notwithstanding the foregoing, up to 5% of awards available for future issuance under the Plan can be issued without either of the vesting requirements listed above; and

2) with respect to any future award granted under the Plan, any restrictions placed on such an award shall not be waived by the Board or the Registrant, except in the case of the death, disability or retirement of the recipient of the award, or in the event of a “Change of Control” as provided in the Plan.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.

Exhibit 10.1	2006 Equity Incentive Plan, as amended.

Exhibit 99.1	Press Release of Iconix Brand Group, Inc. dated August 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICONIX BRAND GROUP, INC.
(Registrant)

By:  /s/ Warren Clamen
Warren Clamen
Chief Financial Officer

Date: August 5, 2008